                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by the Registrant [X]                        Filed by a Party other than the Registrant [   ]
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Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              NSB Asset Fund, Inc.
                                 One South Main
                                   Suite 1380
                           Salt Lake City, Utah 84111
                         ------------------------------
                (Name of Registrant as Specified in its Charter)

                             Martin E. Lybecker, Esq
                                  Ropes & Gray
                       1301 K Street, N.W., Suite 800 East
                             Washington, D.C. 20005
                         ------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)     Title of each class of securities to which transaction applies:  N/A
    2)     Aggregate number of securities to which transaction applies:  N/A
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): N/A
    4)     Proposed maximum aggregate value of transaction:  N/A



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)     Amount previously paid:
               2)     Form, Schedule or Registration Statement No.:
               3)     Filing Party:
               4)     Date Filed:
Notes:

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                         (Front Cover of Proxy Package)
                              NSB ASSET FUND, INC.

                  Notice of Special Meeting of Shareholders of
                              NSB Asset Fund, Inc.
                             to be held June 8, 2001

A Special Meeting of the shareholders of NSB Asset Fund, Inc. (the "Fund"), will be held at 3:00 p.m. Mountain time at the offices of NSB Asset Fund, Inc. at One South Main, Suite 1380, Salt Lake City, Utah 84111 on June 8, 2001 for the following purposes:

1. Conversion to a Real Estate Investment Trust ("REIT"). To consider converting the Fund to an unregistered REIT. The Fund's Articles of Incorporation will be amended to permit the Fund to operate as an unregistered REIT and the Fund will abandon its registration as an investment company under the Investment Company Act of 1940, as amended.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed May 18, 2001 as the record date for determination of shareholders entitled to vote at this Special Meeting.

                                                By Order of the Directors

                                                /s/ Jennifer R. Jolley
                                                Secretary

May 29, 2001

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                              NSB ASSET FUND, INC.

                                 PROXY STATEMENT

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Directors") of NSB Asset Fund, Inc. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally at the June 8, 2001 special meeting of shareholders of the Fund (the "Special Meeting").

        Only shareholders of record at the close of business on May 18, 2001 will be entitled to vote at the Special Meeting. On May 18, 2001, the Fund had outstanding 10,311,967 shares, each share being entitled to one vote, and each fractional share being entitled to a proportionate fractional vote. Shareholders will vote by Fund on the liquidation proposal and on any other business as may properly come before the Special Meeting.

        For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

        The Fund's current executive offices are located at One South Main, Suite 1380, Salt Lake City, Utah 84111. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about May 29, 2001.

        Because the Fund commenced operations on November 2, 2000, the Fund has not prepared an annual or semi-annual report as of the date of this proxy statement.

                                  THE PROPOSAL

                         APPROVAL OR DISAPPROVAL OF THE
                        CONVERSION OF THE FUND TO A REIT


        This Special Meeting is being called for the purpose of approving the conversion of the Fund to a real estate investment trust ("REIT"). The Directors have determined that it is in the Fund's and its shareholder's best interests for the Fund to amend its Articles of Incorporation (the "Articles"), abandon its registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and continue its operations as an unregistered REIT.

        Zions Bancorporation ("Zions") is the parent of Nevada State Bank (the "Bank") which, in turn, is the parent of NSB Investment Company, Inc., the sole shareholder of the Fund. Zions has decided to deregister the Fund and to continue its operations as an unregistered REIT. In light of this decision, the Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholder to amend the Fund's Articles, abandon its registration as an investment company under the 1940 Act, and continue its operations as an unregistered REIT.


        The Fund's Articles would be amended as follows with the paragraph indicated under "Current Article" being deleted in its entirety and replaced with the paragraph shown under "Proposed Article":


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                CURRENT ARTICLE                                PROPOSED ARTICLE
                ---------------                                ----------------
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ARTICLE THIRD                                    ARTICLE THIRD
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A.      To conduct, operate, and carry on the    A.      To conduct, operate and carry on the
business of a closed-end, management             business of a real estate investment trust;
investment company, pursuant to the Investment   and
Company Act of 1940, as amended ("1940 Act");
and
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                                       -4-

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ARTICLE SIXTH                                                           ARTICLE SIXTH
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
F.         Except as otherwise required under the 1940 Act, voting      F.         Voting power for the election of directors and
power for the election of directors and for all other purposes shall    for all other purposes shall be vested exclusively in the
be vested exclusively in the holders of the Common Stock.  Each         holders of the Common Stock.  Each holder of a full or
holder of a full or fractional share of Common Stock shall be           fractional share of Common Stock shall be entitled, in the
entitled, in the case of full shares, to one vote for each such share   case of full shares, to one vote for each such share and,
and, in the case of fractional shares, to a fraction of one vote        in the case of fractional shares, to a fraction of one vote
corresponding to the fractional amount of each such fractional share,   corresponding to the fractional amount of each such
in each case based upon the number of shares registered in such         fractional share, in each case based upon the number of
holder's name on the books of the Corporation.                          shares registered in such holder's name on the books of the
                                                                        Corporation.
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H.         Each holder of shares of capital stock shall, upon demand,   H.         Each holder of shares of capital stock shall,
disclose to the Corporation such information with respect to direct     upon demand, disclose to the Corporation such information
or indirect holdings of such shares as the directors or any officer     with respect to direct or indirect holdings of such shares
or agent of the Corporation designated by the directors deem            as the directors or any officer or agent of the Corporation
necessary to comply with provisions of the Internal Revenue Code of     designated by the directors deem necessary to comply with
1986 applicable to the Corporation, to comply with requirements of      provisions of the Internal Revenue Code of 1986 applicable
any other appropriate taxing authority, or to comply with the           to the Corporation,  or to comply with requirements of any
provisions of the 1940 Act or of the Employee Retirement Income         other appropriate taxing authority, as any of said laws may
Security Act of 1974, as any of said laws may be amended from time to   be amended from time to time.
time.
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ARTICLE EIGHTH                                                          ARTICLE EIGHTH
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E.         Except as otherwise required under the 1940 Act, the Board   E.         The Board of Directors shall have the power to
of Directors shall have the power to make distributions, including      make distributions, including dividends, from any legally
dividends, from any legally available funds in such amounts, and in a   available funds in such amounts, and in a manner and to the
manner and to the stockholders of record as of such a date, as the      stockholders of record as of such a date, as the Board of
Board of Directors may determine.                                       Directors may determine.
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                                       -5-

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ARTICLE TENTH                                                           ARTICLE TENTH
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
Majority of Votes.  Except as otherwise provided in these Articles,     Majority of Votes.  Except as otherwise provided in these
under the 1940 Act, or under any provision of Maryland law requiring    Articles or under any provision of Maryland law requiring
approval by a greater proportion than a majority of the votes           approval by a greater proportion than a majority of the
entitled to be cast in order to take or authorize any action, any       votes entitled to be cast in order to take or authorize any
action may be taken or authorized by the Corporation upon the           action, any action may be taken or authorized by the
affirmative vote of a majority of the votes entitled to be cast         Corporation upon the affirmative vote of a majority of the
thereon.                                                                votes entitled to be cast thereon.
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ARTICLE TWELFTH                                                         ARTICLE TWELFTH
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A.         To the maximum extent permitted by the laws of Maryland      A.         To the maximum extent permitted by the laws of
law (but not in violation of any applicable requirement or limitation   Maryland law, in each case as currently in effect or as may
of the 1940 Act), in each case as currently in effect or as may         hereafter be amended:
hereafter be amended:
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        Articles paragraphs not identified above would not be amended.

        After due deliberation, on March 29, 2001 the Directors unanimously approved the conversion of the Fund to an unregistered REIT and determined that the proper time had come to present the issue to the Fund's shareholder. Pursuant to the Fund's Articles of Incorporation, shareholder approval is required to amend said Articles. Approval of the proposed conversion of the Fund from a registered closed-end management investment company to an unregistered REIT requires the affirmative vote of: (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

        If approved by the Fund's shareholder, the Directors intend to file amended articles of incorporation with the Secretary of State of Maryland, take the necessary steps to abandon the Fund's federal registration as an investment company under the 1940 Act and, thereafter, continue the Fund's operations as an unregistered REIT.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDER APPROVE THE CONVERSION OF THE FUND TO A REIT.

                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

        While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

        If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

        In the event that a shareholder signs and returns the proxy card, but does not indicate a choice on the proxy card, the proxy attorneys will vote those shares in favor of the REIT conversion proposal.

        Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of the Fund. The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material will be borne by the Fund.

        As of May 8, 2001, the Fund believes that NSB Investment Company, Inc. was the shareholder of record of 100% of the shares of the Fund. NSB Investment Company, Inc. is an indirect wholly owned subsidiary of Zions Bancorporation. As a result, Zions Bancorporation may be deemed to be a "controlling person" of the Fund under the 1940 Act

        As of May 18, 2001, the Officers and Directors of the Fund owned less than 1% of the Fund's outstanding shares.

        If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

May 29, 2001

                              NSB ASSET FUND, INC.

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, JUNE 8, 2001

        THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF NSB ASSET FUND, INC..

The undersigned hereby appoints Nolan Bellon and Kay Hall and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of NSB Asset Fund, Inc. on Monday, June 8, 2001, at 3:00 p.m., Mountain time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

1. Approval of the Conversion of NSB Asset Fund, Inc. to an unregistered Real Estate Investment Trust.

                      FOR               AGAINST               ABSTAIN
                      [ ]                [ ]                   [ ]


2. To transact any other business as may properly come before the meeting or any adjournment thereof.

                      FOR               AGAINST               ABSTAIN
                      [ ]                [ ]                   [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE DIRECTORS RECOMMEND A VOTE FOR ITEMS (1) AND (2).

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, Director or guardian or as custodian for a minor, please give full title as such, if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


        Please be sure to sign and date this Proxy.

        ----------------------------------------
        Signature of Shareholder(s)

        ----------------------------------------
        Signature of Shareholder(s)

        Dated:______________, 2001

PLEASE EXECUTE, SIGN AND DATE THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.